UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 11, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-52782                90-0335743
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                            117314 STATE HIGHWAY 249
                                    SUITE 306
                              HOUSTON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (604) 728-1514
               __________________________________________________
               Registrant's telephone number, including area code


                        1404 - 1228 WEST HASTINGS STREET
                           VANCOUVER, BRITISH COLUMBIA
                                 CANADA V5X 1S9
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE.

In accordance with documentation filed with the NASDAQ Stock Market, Mainland Resources, Inc., a Nevada corporation (the "Company") effectuated a forward stock split (the "Forward Stock Split") of its shares of common stock as of open of market Tuesday, March 11, 2008. The ratio of the distribution for the Forward Stock Split is twenty for one (20:1). Each shareholder of the Company holding one share of common stock will be entitled to receive an additional twenty shares of common stock of the Company. The shares of common stock of the Company to be issued to the shareholders will be mailed on approximately March 15, 2008 without any action on the part of the shareholders of the Company.

The total number of shares of common stock issued and outstanding pre-Forward Stock Split is 1,120,500. The total number of shares of common stock issued and outstanding post-Forward Stock Split will be 22,410,000.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAINLAND RESOURCES, INC.



DATE:  MARCH 11, 2008.                  /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        Name: Michael J. Newport
                                        Title: President/Chief Executive Officer